UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of Event Requiring Report: April 25, 2003

                               JURE HOLDINGS, INC.
                    (Formerly known as "Thor Ventures Corp.)
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

          000-28731                                  98-0211356
          ---------                                  ----------
   (Commission File Number)             (IRS Employer Identification Number)




                            Henry Dattler, President
   1818-1177 West Hastings Street, Vancouver, British Columbia, Canada V6E 2K3
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 602-1717
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets.

On April 11, 2003, Jure Holdings, Inc., ("Company") entered into a Stock Exchange Agreement ("Agreement") with OpenLimit Holding AG ("OpenLimit") wherein the Company agreed to issue to the shareholders of OpenLimit 42,000,000 shares in exchange for the 4,200,000 shares that constitute all the issued and outstanding shares of OpenLimit. OpenLimit wholly owns OpenLimit Access Marketing AG, Bonneville Group AG and SignCubes GmBH. The parties closed the Agreement on April 25, 2003 with the acquisition of OpenLimit.

OpenLimit is a leading Swiss developer of internet enabled credit cards (Smartcards) that are sold as part of a package to internet users through a specialized network marketing program that directs customers to an OpenLimit internet portal where subscribers can purchase goods and services. The OpenLimit package consists of an internet credit card (OpenLimit Card) with an integrated chip that utilizes a digital signature, the OpenLimit card reader and the OpenLimit SignCubes software. Each OpenLimit subscriber receives an immediate credit line, starting at $200 up to $1,000 depending on the credit evaluation of the individual. Once a credit limit has been established, each subscriber is granted access to the OpenLimit Tower, where customers can transact purchases on the internet at preferred rates with the security that comes from using digital signatures. Existing credit cards do not offer this functionality or security on the internet.

Since the former owners of OpenLimit end up with control of the Company the transaction would normally be considered a purchase by OpenLimit, however, since the Company is not a business the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of OpenLimit and the issuance of stock by OpenLimit (represented by the outstanding shares of the Company) for the assets and liabilities of the Company. The value of the net assets of the Company is the same as their historical book value.

The Company intends to change its name to "OpenLimit, Inc." to reflect its business focus as soon as is practicable pursuant to Securities and Exchange Commission ("Commission") rules and regulations.

ITEM 7.  Financial Statements and Exhibits

Audited financial statements for OpenLimit AG and pro forma financial statements for the Company are hereby filed by amendment to this Form 8K within the time permitted by the rule.

The following exhibits are included:

                                       2

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EXHIBIT  PAGE              DESCRIPTION
NO.               NO.
10(i)             *        Stock Exchange Agreement dated April 23, 2003 between the Company and the shareholders of
                           OpenLimit Holding AG and disclosure schedules thereto (incorporated by reference to the Form 8K filed with the Commission on May 5, 2003).

99 (i)            4        OpenLimit AG audited financial statements for the years ended December 31, 2002 and December 31,
                           2001.

99(ii)            23       OpenLimit AG unaudited financial statements for the quarterly period ended March 31, 2003.

99(iii)           41       Pro forma  financial  statements  consolidating  Jure  Holdings,  Inc.  with  OpenLimit  AG for the quarterly period ended March 31, 2003.

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JURE HOLDINGS, INC.

Signature                                                              Date



By: /s/ Henry Dattler                                                  July 8, 2003
    -----------------
Name:  Henry Dattler
Title:    President and Chief Executive Officer

                              OPENLIMIT HOLDING AG

                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                            31 DECEMBER 2002 and 2001

































                            STALEY, OKADA & PARTNERS

                              Chartered Accountants

INDEPENDENT AUDITORS' REPORT

-----------------------------------------------------------------------------------------------------------------------------------

To the Directors and Shareholder of OpenLimit Holding AG:

We have audited the balance sheet of OpenLimit Holding AG (a development stage company) as at 31 December 2002 and 2001 and the statements of loss, shareholders equity and cash flows for the periods ended 31 December 2002, 2001 and cumulative from incorporation (15 June 2001) to 31 December 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at 31 December 2002 and 2001 and the results of its operations, shareholders equity and its cash flows for the periods ended 31 December 2002, 2001 and cumulative from incorporation (15 June 2001) to 31 December 2002 in accordance with United States generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As at 31 December 2002 the Company has an accumulated deficit of $67,411 and has generated an operating cash flow deficit of $52,446 for the year then ended. As discussed in Note 1 to the financial statements, additional capital will be necessary to fund the Company's long-term operations. These conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


"Staley, Okada & Partners"


Surrey, B.C.                                                                                              STALEY, OKADA & PARTNERS
12 June 2003                                                                                                 CHARTERED ACCOUNTANTS

-----------------------------------------------------------------------------------------------------------------------------------

OpenLimit Holding AG                                                                                      Statement 1
                                                                                                          -----------
 (A Development Stage Company)
Balance Sheet
As at 31 December
Expressed in U.S. Funds

ASSETS                                                                                    2002                 2001
-------------------------------------------------------------------------- ---- ---------------- --- -----------------
Current
    Cash and cash equivalents                                              $             3,404    $               -
    Due from related parties (Note 3)                                                  102,887               72,153
                                                                           ---- ---------------- --- -----------------
                                                                           ---- ---------------- --- -----------------
                                                                           $           106,291    $          72,153
-------------------------------------------------------------------------- ---- ---------------- --- -----------------




LIABILITIES
-------------------------------------------------------------------------- ---- ---------------- --- -----------------

Current
    Accrued liabilities                                                    $            14,965    $               -
                                                                           ---- ---------------- --- -----------------

Continued Operations (Note 1)




SHAREHOLDER'S EQUITY
-------------------------------------------------------------------------- ---- ---------------- --- -----------------
Share Capital - Statement 2 (Note 5)                                                   158,737               72,153
Retained Earnings (Deficit) - Statement 2                                              (67,411)                   -
                                                                           ---- ---------------- --- -----------------
                                                                                        91,326               72,153
                                                                           ---- ---------------- --- -----------------
                                                                           $           106,291    $          72,153
-------------------------------------------------------------------------- ---- ---------------- --- -----------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 2
                                                                                                          -----------
(A Development Stage Company)
Statement of Changes in Shareholder's Equity
Expressed in U.S. Funds

                                                                                     Deficit
                                                                                     Accumulated
                                                                                     During the
                                                Common Stock       Common Stock      Development
                                                      Shares             Amount              Stage             Total
------------------------------------------- -- --------------- -- --------------- -- -------------- -- ---------------
------------------------------------------- -- --------------- -- --------------- -- -------------- -- ---------------
Common stock issued for cash at CHF 1,000                100   $         72,153   $              -  $         72,153
    per share - 15 June 2001
Net income                                                 -                  -                  -                 -
                                            -- --------------- -- --------------- -- -------------- -- ---------------
                                            -- --------------- -- --------------- -- -------------- -- ---------------
Balance - 31 December 2001                               100             72,153                  -            72,153
                                            -- --------------- -- --------------- -- -------------- -- ---------------
                                            -- --------------- -- --------------- -- -------------- -- ---------------
Common stock split 100 new for 1 old -                10,000             72,153                  -            72,153
    4 October 2002
Common stock issued for cash at CHF10 per
    share - 4 October 2002                            12,000             86,584                  -            86,584
Net loss                                                   -                  -            (67,411)          (67,411)
                                            -- --------------- -- --------------- -- -------------- -- ---------------
                                            -- --------------- -- --------------- -- -------------- -- ---------------
Balance - 31 December 2002                            22,000   $        158,737   $        (67,411) $         91,326
------------------------------------------- -- --------------- -- --------------- -- -------------- -- ---------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 3
                                                                                                          -----------
(A Development Stage Company)
Statement of Loss
Expressed in U.S. Funds

                                                                           From                            200 Days
                                                                  Incorporation        Year Ended             Ended
                                                                15 June 2001 to       31 December       31 December
                                                               31 December 2002              2002              2001
------------------------------------------------------------- ------------------ -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
General and Administrative Expenses
    Consultants                                               $         50,211   $         50,211   $             -
    Professional fees                                                   14,748             14,748                 -
    Office and miscellaneous                                             2,231              2,231                 -
                                                              -- --------------- -- --------------- -- ---------------


Loss Before the Following                                               67,190             67,190                 -
    Corporate tax                                                          216                216                 -
    Interest expense                                                        12                 12                 -
    Interest income                                                         (7)                (7)                -
                                                              -- ---------------
                                                              -- --------------- -- --------------- -- ---------------



Loss for the Period                                           $        (67,411)  $        (67,411)  $             -
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------




Loss per Share - Basic and Fully Diluted                      $            (5.68)$             (5.23$             -
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------




Weighted Average Common Shares Outstanding                             11,869              12,893            10,000
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 4
                                                                                                          -----------
(A Development Stage Company)
Statement of Cash Flows
Expressed in U.S. Funds

                                                                             From                          200 Days
                                                                    Incorporation                             Ended
                                                                  15 June 2001 to       Year Ended               31
                                                                      31 December      31 December         December
Cash Resources Provided By (Used In)                                         2002             2002             2001
---------------------------------------------------------------- ----------------- -- -------------- -- --------------
---------------------------------------------------------------- -- -------------- -- -------------- -- --------------
Operating Activities
    Loss for the period                                          $      (67,411)   $       (67,411)  $            -
    Changes in non-cash working capital
       Accrued liabilities                                               14,965             14,965                -
                                                                 -- --------------
                                                                 -- -------------- -- -------------- -- --------------
                                                                        (52,446)           (52,446)               -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- --------------

Investing Activities
    Amounts due from related parties                                   (102,887)           (30,734)         (72,153)
                                                                 -- -------------- -- -------------- -- --------------



Financing Activities
    Capital contribution                                                158,737             86,584           72,153
                                                                 -- --------------
                                                                 -- -------------- -- -------------- -- --------------

Increase in Cash and Cash Equivalents                                     3,404              3,404                -
    Cash and cash equivalents - Beginning of period                           -                  -                -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- --------------
Cash and Cash Equivalents - End of Period                        $        3,404    $         3,404   $            -
---------------------------------------------------------------- -- -------------- -- -------------- -- --------------

                           - See Accompanying Notes -

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

1.   Organization and Going Concern

     OpenLimit Holding AG (the "Company") was incorporated in the Canton of Aargua, Switzerland on 15 June 2001 under the name LuBeck AG and re-registered in the Canton of Zug, Switzerland, effective 27 August 2002, at which time the name was changed to OpenLimit Holding AG. The Company was inactive until 27 August 2002.

     The Company is a leading Swiss developer of internet enabled credit cards (Smartcards) that are to be sold as part of a package to internet users through a specialized network marketing program that directs customers to an OpenLimit internet portal where subscribers will be able to purchase goods and services. The OpenLimit package is to consist of an internet credit card (OpenLimit Card) with an integrated chip that utilizes a digital signature, the OpenLimit card reader and the OpenLimit SignCubes software. Each OpenLimit subscriber is to receive an immediate credit line, starting at $200 up to $1,000 depending on the credit evaluation of the individual. Once a credit limit has been established, each subscriber is to be granted access to the OpenLimit Tower, where customers will be able to transact purchases on the internet at preferred rates with the security that comes from using digital signatures. Existing credit cards do not offer this functionality or security on the internet.

     Subsequent to year-end, the Company completed a reverse merger with a publicly traded "shell" company (Note 6g). Effective 25 April 2003, the merged entity trades on the Over the Counter Bulletin Board ("OTCBB") in the United States under the symbol "JURH".

     Going Concern and Liquidity Considerations

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As at 31 December 2002, the Company has a loss from operations, an accumulated deficit of $67,411 and has generated an operating cash flow deficit of $52,446 for the year then ended. The Company intends to fund operations through sales and equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending 31 December 2003.

     Thereafter, the Company will be required to seek additional funds to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

     In response to these problems, management has planned the following actions:

o Subsequent to year-end, the Company completed a reverse merger (Note 6g).

o Management intends to raise additional funds through public or private placement offerings. Management expects its increased marketing efforts to result in future sales. There can be no assurances, however, that management's expectations of future sales will be realized.

     These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.   Significant Accounting Policies

     a)  Fiscal Periods

     The Company's fiscal year ends on 31 December.

     b)  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and timing of revenues and expenses, the reported amounts and classification of assets and liabilities, and disclosure of contingent assets and liabilities. These estimates and assumptions are based on the Company's historical results as well as management's future expectations. The Company's actual results could vary materially from management's estimates and assumptions.

     c)  Risks and Uncertainties

     The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating an emerging business, including the potential risk of business failure.

     d)  Cash and Cash Equivalents

     Cash equivalents consist of highly liquid debt instruments purchased with an initial maturity of three months or less.


      e) Revenue Recognition

      Revenues are recognized when all of the following criteria have been met: persuasive evidence for an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collectibility is reasonably assured.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     f)  Foreign Currency Transactions

     The Company records all transactions with foreign suppliers in accordance with SFAS No. 57, "Foreign Currency Translation." When an invoice is received, the Company translates these amounts to U.S. dollars at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange gain or loss results. No significant realized exchange gains or losses were recorded for the periods ended 31 December 2002 and 2001.

     Additionally, the Company computes a foreign exchange gain or loss at each balance sheet date on all recorded foreign transactions that have not been settled. The difference between the exchange rate that could have been used to settle the transaction at the date it occurred (the invoice date), and the exchange rate at the balance sheet date, is the unrealized gain or loss recognized in current net income. No significant unrealized exchange gains or losses were recorded as at 31 December 2002 or 2001.

     g)  Advertising

     The Company expenses the cost of advertising when incurred. Advertising expenses are included in selling, general and administrative expenses in the accompanying statements of operations and approximated $NIL and $NIL for the periods ended 31 December 2002 and 2001, respectively.

     h)  Shipping and Handling Charges

     Shipping and handling costs are included in cost of goods sold in the accompanying statements of operations in accordance with Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs." Freight costs for the periods ended 31 December 2002 and 2001 were not significant.

     i)  Income Taxes

     Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     j)  Fair Value of Financial Instruments

     The carrying values of the Company's financial instruments, consisting of its cash and cash equivalents, related party receivables and accrued liabilities, materially approximated their respective fair values at each balance sheet date due to the immediate or short-term maturity of these financial instruments. The fair value of long-term notes payable is based on current rates at which the Company could borrow funds with similar remaining maturities.

     k)  Concentrations of Credit Risk

     The Company's financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and related party receivables. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits. The Company's management also routinely assesses the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.


     l)  Derivative Financial Instruments

     The Company was not a party to any derivative financial instruments during any of the reported fiscal periods.

     m)  Segment Reporting

     SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," changed the way public companies report information about segments of their business in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statements of operations.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     n)  Stock-Based Compensation

     The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion ("APB") No. 25 "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123" and interpreted by FASB Interpretation No. ("FIN") 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB 25." This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

     The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company had adopted the cost recognition requirements under SFAS No. 123, are required to be presented.

     As at 31 December 2002, the Company had no stock-based compensation plans nor had it granted options to employees. The Company would account for such grants under the recognition and measurement principles of APB 25, and related Interpretations. No stock-based employee compensation cost is reflected in net loss, as no options had been granted.

     o)  Comprehensive Income

     SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. For the periods ended 31 December 2002 and 2001, the Company had no items of other comprehensive income. Therefore, net loss equals comprehensive loss for the periods ended 31 December 2002 and 2001.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     p)  Earnings per Share

     The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at 31 December 2002 and 2001. Because the Company has incurred net losses and has no potentially dilutive common shares, basic and diluted loss per share are the same. Additionally, for purposes of calculating diluted loss per share, there were no adjustments to net loss.

     q)  Treasury Stock

     The Company accounts for acquisitions of treasury stock under the cost method. Treasury stock is recorded as a separate component of stockholders' equity at cost, and paid-in capital accounts are not adjusted until the time of sale, retirement or other disposition.

     r)  Software Costs

     The Company's policy is that software development costs related to the product line are charged to expense as incurred in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed." There were no significant software development costs during the year ended 31 December 2002 or 2001.

     Costs for internal use software, whether developed or obtained, are assessed to determine whether they should be capitalized or expensed in accordance with American Institute of Certified Public Accountants' Statement ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Capitalized software costs, if any, will be reflected as fixed assets on the statements of financial condition.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     s)  Recently Adopted Accounting Standards

 In June 2001, the FASB issued SFAS No. 141, "Business Combinations". SFAS No. 141 mandates the purchase method of accounting for all business combinations initiated after 30 June 2001. In addition, SFAS No. 141 addresses the accounting for intangible assets and goodwill acquired in business combinations completed after 30 June 2001. The Company adopted SFAS No. 141, as required, with no material impact on its financial statements.

 In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which revises the accounting for purchased goodwill and other intangible assets. Under SFAS No. 142, goodwill and other intangible assets with indefinite lives will no longer be systematically amortized into operating results. Instead, each of these assets will be tested, in the absence of an indicator of possible impairment, at least annually, and upon an indicator of possible impairment, immediately. The Company adopted SFAS No. 142, as required, on 1 January 2002 with no material impact on its financial statements.


 In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 144 was issued to resolve certain implementation issues that had arisen under SFAS No. 121. Under SFAS No. 144, a single uniform accounting model is required to be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and certain additional disclosures are required. The Company adopted SFAS No. 144, as required, with no material impact on its financial statements.

 In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 updates, clarifies and simplifies existing accounting pronouncements, by rescinding SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. Additionally, SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. Finally, SFAS No. 145 also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. The Company adopted the provisions of SFAS No. 145 that amended SFAS No. 13, as required, on 15 May 2002 for transactions occurring after such date with no material impact on its financial statements. The Company's management currently does not expect that the adoption of the remaining provisions of SFAS No. 145, as required, on 1 January 2003 will have a material impact on its financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.   Significant Accounting Policies - Continued

     t)  Recently Issued Accounting Standards Not Yet Adopted (unaudited)


     In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related obligation for its recorded amount or incurs a gain or loss upon settlement. The Company's management currently does not expect that the adoption of SFAS No. 143, as required, on 1 January 2003 will have a material impact on its financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

2.       Significant Accounting Policies - Continued

     t)  Recently Issued Accounting Standards Not Yet Adopted (unaudited) - Continued

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 was issued to address the financial accounting and reporting for costs associated with exit or disposal activities, unless specifically excluded. SFAS No. 146 requires that a liability for a cost associated with a covered exit or disposal activity be recognized and measured initially at its fair value in the period in which the liability is incurred, except for a liability for one-time termination benefits that is incurred over time. If employees are not required to render service until they are terminated in order to receive the one-time termination benefits or if employees will not be retained to render service beyond the minimum retention period (as dictated by existing law, statute or contract, or in the absence thereof, 60 days), a liability for the termination benefits shall be recognized and measured at its fair value at the communication date. If employees are required to render service until they are terminated in order to receive the one-time termination benefits and will be retained to render service beyond the minimum retention period, a liability for the termination benefits shall be measured initially at the communication date based on the fair value of the liability as of the termination date. The liability shall be recognized ratably over the future service period. SFAS No. 146 also dictates that a liability for costs to terminate an operating lease or other contract before the end of its term shall be recognized and measured at its fair value when the entity terminates the contract in accordance with the contract terms. A liability for costs that will continue to be incurred under a contract for its remaining term without economic benefit to the entity is to be recognized and measured at its fair value when the entity ceases using the right conveyed by the contract. SFAS No. 146 further dictates that a liability for other covered costs associated with an exit or disposal activity be recognized and measured at its fair value in the period in which the liability is incurred. The Company's management currently does not expect that the adoption of SFAS No. 146, as required, on 1 January 2003 will have a material impact on its financial statements.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure". SFAS 148 amends SFAS No. 123, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after 15 December 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after 15 December 2002. The Company does not expect that the adoption of SFAS 148 will have a material effect on its financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

3.   Related Party Balances and Transactions

     a) As at 31 December 2002 the Company has a $30,734 (2001 - $NIL) non-interest bearing, due on demand receivable from Bonneville Group AG ("Bonneville"), a Swiss Company with a director and shareholder in common with the Company. Subsequent to year-end, Bonneville was purchased by the Company (Note 6d).


b)        As at 31 December 2002 the Company has a $72,153 (2001 - $72,153)
          non-interest bearing, due on demand receivable from a director and shareholder of the Company. Subsequent to year-end this amount was satisfied (unaudited).


c) During the year ended 31 December 2002, the Company paid to Bonneville, a company with a director and shareholder in common, management fees totalling $36,076 (2001 - $NIL). Subsequent to year-end, a further $37,507 was paid for additional management fees before the purchase of Bonneville occurred (Note 6d).

4.   Income Taxes

     The income taxes of the Company are substantially attributable to the operations in Switzerland whose statutory tax rate is 0.5 - 1.5% based on capital and reserves. This is paid on a yearly basis.

5.    Share Capital

     a) At the date of incorporation, the Company issued 100 shares of common stock at Swiss Franc ("CHF") 1,000 each for total consideration of CHF 100,000 or $72,153. On 14 August 2002, the Company's shareholder split the number of shares on a 100 for 1 basis so that a total of 10,000 shares were outstanding. All share information presented in these financial statements reflect the shares on a post split basis.

b) On 4 October 2002, the Company issued to the sole shareholder a further 12,000 common shares at a subscription price of 10
         CHF for a gross amount of $86,584.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds


6.   Subsequent Events

     a) Subsequent to year-end, the Company split the number of outstanding shares on a 10 new for 1 old basis.

     b) Subsequent to year-end, the Company purchased, from a related party, the rights to use, exclusively, the digital signature and encryption software. As consideration, the Company issued 3,980,000 common shares. Since this is a related party transaction the right as well as the consideration given up (being the issuance of shares) have been recorded, on the related party's cost basis, which has been deemed to be the nominal value of $1.

     c) Subsequent to year-end, the Company incorporated a wholly-owned subsidiary named OpenLimit Access Marketing AG, located in Switzerland. This has been recorded under the purchase method of accounting.

     d) Subsequent to year-end, the Company purchased, from a related party, a company named Bonneville, incorporated 21 March 1995 in Switzerland, and its wholly-owned subsidiary, SignCubes GMBH, incorporated 14 October 2002 in Germany. As consideration, the Company paid 100,000 CHF (approximately $72,280), that being the nominal share value of Bonneville. As at the date of the acquisition (11 April 2003), the Consolidated Balance Sheet of Bonneville was as follows (unaudited):

Cash and cash equivalents                                                               $             9,918
Third Party receivables                                                                             108,482
Other receivables                                                                                    19,685
Prepaid expenses                                                                                      2,804
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                    140,889
Fixed assets, at net book value                                                                     104,950
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                        $           245,839
                                                                                        --- -----------------
                                                                                        --- -----------------

Bank overdraft                                                                          $             7,022
Accounts payable                                                                                     18,746
Due to related parties                                                                              406,161
Accrued liabilities                                                                                   9,035
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                    440,964
                                                                                        --- -----------------
                                                                                        --- -----------------

Share capital                                                                                        72,280
Legal reserve                                                                                         7,228
Deficit                                                                                            (274,633)
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                   (195,125)
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                        $           245,839
                                                                                        --- -----------------

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

6.   Subsequent Events - Continued

            The purchase method of accounting has been used and the excess purchase price paid over fair value for identifiable net assets ($267,405) will be allocated directly to deficit as the excess relates to research and development of intangible assets, being rights and software development related to certain parts of the Company's technology that will be for sale.


     e) Subsequent to year-end, the Company entered into an agreement, with a third party, to provide marketing and sponsoring consulting. The term of the contract is from May to September 2003 and as consideration the Company shall pay 45,000 CHF (approximately $33,700) over the period.

     f) Subsequent to year-end, the Company entered into an agreement, with a third party, for the third party to provide project services and supply and install certain multi-level marketing software for the purposes of distributor registration and commission, sales order process and inventory control and management. Total contract budget for this software is 80,000 Pounds Sterling (approximately $133,550) of which $66,775 (unaudited) has been paid subsequent to year-end.

     g) On 25 April 2003, the Company completed a reverse acquisition under a Stock Exchange Agreement ("RTO") with Jure Holdings, Inc. ("Jure"), a publicly traded "shell" company. Jure had 200,000,000 shares authorized and 3,617,084 shares of common stock issued and outstanding (unaudited). Pursuant to the RTO, all of the 4,200,000 issued and outstanding shares of common stock of the Company were exchanged for 42,000,000 shares of Jure, on a 10 to 1 basis.

         Immediately after the RTO, the management of the Company took control of the board and officer positions of Jure, therefore reflecting a change of control. Because the former owners of the Company end up with control of Jure, the transaction would normally be considered a purchase by the Company. However, since Jure is not a business, the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of the Company and the issuance of stock by the Company (represented by the outstanding shares of Jure) for the assets and liabilities of Jure. The value of the net assets of Jure is the same as their historical book value.

         The financial statements in the filings of Jure become those of the Company. In connection with the RTO, Jure intends to change its name to OpenLimit, Inc. Since Jure's continuing operations and balance sheet are insignificant, a pro forma balance sheet at 31 December 2002 and statement of operations for the year then ended are not presented here.

         In connection with the terms of the Merger, subsequent to the RTO, the Company issued 2,000,000 shares of its restricted common stock to a third party as finder's fees.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Financial Statements
31 December 2002 and 2001
Expressed in U.S. Funds

6.   Subsequent Events - Continued

     h) Subsequent to year-end, the Company signed an agreement with T-Systems International GMbH ("T-Systems"), a division of Deutsche Telekom AG, whereby T-Systems will analyze and model the Company's smartcard technology for integration into T-Systems' business. Preliminary budget figures to accomplish this have been estimated at between $175,000 and $330,000.

         The Company and T-Systems also agreed to specific terms for support and services by T-Systems to the Company, with relation to the Internet Credit Card with digital signature. These terms include commissions based on dollar usage of the smartcards, credit rating service costs, specific credit risk premiums and pre-financing costs.

                              OPENLIMIT HOLDING AG

                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                                  31 MARCH 2003

                                   (Unaudited)

OpenLimit Holding AG                                                                                      Statement 1
                                                                                                          -----------
(A Development Stage Company)
Consolidated Balance Sheet
As at 31 March
Expressed in U.S. Funds
(Unaudited)

ASSETS                                                                                    2003                 2002
-------------------------------------------------------------------------- ---- ---------------- --- -----------------
Current
    Cash and cash equivalents                                              $            32,680    $               -
    Due from related parties (Note 3a)                                                 145,712               72,153
    Prepaid expenses                                                                       278                    -
                                                                           ---- ---------------- --- -----------------
                                                                           ---- ---------------- --- -----------------
                                                                                       178,670               72,153
Rights and Technology (Note 5)                                                               1                    -
Fixed Assets                                                                            38,437                    -
                                                                           ---- ---------------- --- -----------------
                                                                           ---- ---------------- --- -----------------
                                                                           $           217,108    $          72,153
-------------------------------------------------------------------------- ---- ---------------- --- -----------------
-------------------------------------------------------------------------- ---- ---------------- --- -----------------



LIABILITIES
-------------------------------------------------------------------------- ---- ---------------- --- -----------------

Current
    Accounts payable                                                       $            39,429    $               -
    Accrued liabilities                                                                 15,519                    -
    Due to shareholder (Note 3b)                                                       180,216                    -
                                                                           ---- ---------------- --- -----------------
                                                                           ---- ---------------- --- -----------------
                                                                                       235,164                    -
                                                                           ---- ---------------- --- -----------------
                                                                           ---- ---------------- --- -----------------

Continued Operations (Note 1)




SHAREHOLDER'S EQUITY (DEFICIENCY)
-------------------------------------------------------------------------- ---- ---------------- --- -----------------
Share Capital - Statement 2 (Note 6)                                                   158,738               72,153
Comprehensive Income - Statement 2                                                       3,623                    -
Retained Earnings (Deficit) - Statement 2                                             (180,417)                   -
                                                                           ---- ---------------- --- -----------------
                                                                                       (18,056)              72,153
                                                                           ---- ---------------- --- -----------------
                                                                           $           217,108    $          72,153
-------------------------------------------------------------------------- ---- ---------------- --- -----------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 2
                                                                                                          -----------
(A Development Stage Company)
Consolidated Statement of Changes in
Shareholder's Equity (Deficiency)
Expressed in U.S. Funds
(Unaudited)

                                                                                Deficit
                                                           c              ckAccumulated
                          Common e Common nt During the
                                                        Sto k          Sto  Development   Comprehensive
                                                       Shar s         Amou        Stage          Income         Total
  ------------------------------------------ -- ----------- -- ----------- -------------- -------------- -- ------------
  ------------------------------------------ -- ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Common stock issued for cash at CHF                     100$         72,153 $          -   $           -  $     72,153
      1,000 per share - 15 June 2001
  Net income                                                -              -          -               -             -
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Balance - 31 December 2001 and 31 March                 100         72,153          -               -        72,153
      2002
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Common stock split 100 new for 1 old -               10,000         72,153          -               -        72,153
      4 October 2002
  Common stock issued for cash at CHF 10
      per share - 4 October 2002                       12,000         86,584          -               -        86,584
  Net loss                                                  -              -    (67,411)              -       (67,411)
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Balance - 31 December 2002                           22,000        158,737    (67,411)              -        91,326
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Common stock split 10 new for 1 old -               220,000        158,737    (67,411)              -        91,326
      3 February 2003
  Common stock issued for rights and
      technology - 3 February 2003                  3,980,000              1          -               -             1
  Net loss                                                  -              -   (113,006)              -      (113,006)
  Foreign exchange gain                                     -              -          -           3,623         3,623
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
                                                ----------- -- ----------- -- ----------- -- ----------- -- ------------
  Balance - 31 March 2003                           4,200,000$        158,738$   (180,417)  $       3,623  $    (18,056)
  ------------------------------------------ -- ----------- -- ----------- -- ----------- -- ----------- -- ------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 3
                                                                                                          -----------
(A Development Stage Company)
Consolidated Statement of Loss
Expressed in U.S. Funds
(Unaudited)

                                                                           From
                                                                  Incorporation      Three Months      Three Months
                                                                15 June 2001 to             Ended             Ended
                                                                       31 March          31 March          31 March
                                                                           2003              2003              2002
------------------------------------------------------------- ------------------ -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
General and Administrative Expenses
    Consultants                                               $         91,415   $         41,204   $             -
    Research and development costs                                      35,387             35,387                 -
    Office and miscellaneous                                            34,695             32,464                 -
    Wages                                                                2,719              2,719                 -
    Professional fees                                                   14,748                  -                 -
                                                              -- --------------- -- --------------- -- ---------------


Loss Before the Following                                              178,964            111,774                 -
    Foreign exchange loss                                                1,136              1,136                 -
    Corporate tax                                                          216                  -                 -
    Interest expense                                                       123                111                 -
    Interest income                                                        (22)               (15)                -
                                                              -- ---------------
                                                              -- --------------- -- --------------- -- ---------------



Loss for the Period                                           $      (180,417)   $       (113,006)  $             -
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------




Loss per Share - Basic and Fully Diluted                      $            (0.38)$             (0.04$             -
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------




Weighted Average Common Shares Outstanding                            472,886           2,696,444           100,000
------------------------------------------------------------- -- --------------- -- --------------- -- ---------------

                           - See Accompanying Notes -

OpenLimit Holding AG                                                                                      Statement 4
                                                                                                          -----------
(A Development Stage Company)
Consolidated Statement of Cash Flows
Expressed in U.S. Funds
(Unaudited)

                                                                             From                             Three
                                                                    Incorporation     Three Months           Months
                                                                  15 June 2001 to            Ended            Ended
                                                                         31 March         31 March         31 March
Cash Resources Provided By (Used In)                                         2003             2003             2002
---------------------------------------------------------------- ----------------- -- -------------- -- --------------
---------------------------------------------------------------- -- -------------- -- -------------- -- --------------
Operating Activities
    Loss for the period                                          $     (180,417)   $      (113,006)  $            -
    Changes in non-cash working capital
       Accounts payable                                                  39,429             39,429                -
       Prepaid expenses                                                    (278)              (278)               -
       Accrued liabilities                                               15,519                554                -
                                                                 -- --------------
                                                                 -- -------------- -- -------------- -- --------------
                                                                       (125,747)           (73,301)               -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- --------------

Investing Activities
    Amounts due from related parties                                   (145,712)           (42,825)               -
    Acquisition of capital assets                                       (38,437)           (38,437)               -
    Due to shareholder                                                  180,216            180,216                -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- -------------- -- -------------- -- --------------
                                                                         (3,933)            98,954                -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- -------------- -- -------------- -- --------------


Financing Activities
    Comprehensive income                                                  3,623              3,623                -
    Capital contribution                                                158,737                  -                -
                                                                 -- --------------
                                                                 -- -------------- -- -------------- -- --------------
                                                                        162,360              3,623                -
                                                                 -- -------------- -- -------------- -- --------------

Increase in Cash and Cash Equivalents                                    32,680             29,276                -
    Cash and cash equivalents - Beginning of period                           -              3,404                -
                                                                 -- -------------- -- -------------- -- --------------
                                                                 -- --------------
Cash and Cash Equivalents - End of Period                        $       32,680    $        32,680   $            -
---------------------------------------------------------------- -- -------------- -- -------------- -- --------------



Schedule of Non-Cash Transactions
Acquisition of Rights and Technology
         by the Issuance of Shares                               $            1    $             1   $            -
---------------------------------------------------------------- -- -------------- -- -------------- -- --------------

                           - See Accompanying Notes -

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

1.    Organization and Going Concern

     OpenLimit Holding AG (the "Company") was incorporated in the Canton of Aargua, Switzerland on 15 June 2001 under the name LuBeck AG and re-registered in the Canton of Zug, Switzerland, effective 27 August 2002, at which time the name was changed to OpenLimit Holding AG. The Company was inactive until 27 August 2002.

     The Company is a leading Swiss developer of internet enabled credit cards (Smartcards) that are to be sold as part of a package to internet users through a specialized network marketing program that directs customers to an OpenLimit internet portal where subscribers will be able to purchase goods and services. The OpenLimit package is to consist of an internet credit card (OpenLimit Card) with an integrated chip that utilizes a digital signature, the OpenLimit card reader and the OpenLimit SignCubes software. Each OpenLimit subscriber is to receive an immediate credit line, starting at $200 up to $1,000 depending on the credit evaluation of the individual. Once a credit limit has been established, each subscriber is to be granted access to the OpenLimit Tower, where customers will be able to transact purchases on the internet at preferred rates with the security that comes from using digital signatures. Existing credit cards do not offer this functionality or security on the internet.

     During the period the Company incorporated a wholly-owned subsidiary named OpenLimit Access Marketing AG, located in Switzerland. This has been recorded under the purchase method of accounting.


     Subsequent to period-end, the Company completed a reverse merger with a publicly traded "shell" company (Note 7d). Effective 25 April 2003, the merged entity trades on the Over the Counter Bulletin Board ("OTCBB") in the United States under the symbol "JURH".

     Going Concern and Liquidity Considerations

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As at 31 March 2003, the Company has a loss from operations, an accumulated deficit of $180,417 and has generated an operating cash flow deficit of $125,747 since incorporation. The Company intends to fund operations through sales and equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending 31 December 2003.

     Thereafter, the Company will be required to seek additional funds to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

1.    Organization and Going Concern - Continued

     In response to these problems, management has planned the following actions:

o Subsequent to year-end, the Company completed a reverse merger (Note 7d).

o Management intends to raise additional funds through future public or private placement offerings. Management expects its increased marketing efforts to result in future sales. There can be no assurances, however, that management's expectations of future sales will be realized.

     These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.       Significant Accounting Policies

         a)       Fiscal Periods

                  The Company's fiscal year ends on 31 December.

         b)       Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and timing of revenues and expenses, the reported amounts and classification of assets and liabilities, and disclosure of contingent assets and liabilities. These estimates and assumptions are based on the Company's historical results as well as management's future expectations. The Company's actual results could vary materially from management's estimates and assumptions.

     c)  Risks and Uncertainties

     The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating an emerging business, including the potential risk of business failure.

     d)  Cash and Cash Equivalents

     Cash equivalents consist of highly liquid debt instruments purchased with an initial maturity of three months or less.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

2.    Significant Accounting Policies - Continued

      e) Revenue Recognition

      Revenues are recognized when all of the following criteria have been met: persuasive evidence for an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collectibility is reasonably assured.

     f)  Foreign Currency Transactions

     The Company records all transactions with foreign suppliers in accordance with SFAS No. 57, "Foreign Currency Translation." When an invoice is received, the Company translates these amounts to U.S. dollars at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange gain or loss results.

     Additionally, the Company computes a foreign exchange gain or loss at each balance sheet date on all recorded foreign transactions that have not been settled. The difference between the exchange rate that could have been used to settle the transaction at the date it occurred (the invoice date), and the exchange rate at the balance sheet date, is the unrealized gain or loss recognized in current net income.

     g)  Advertising

     The Company expenses the cost of advertising when incurred. Advertising expenses are included in selling, general and administrative expenses in the accompanying statements of operations.

     h)  Shipping and Handling Charges

     Shipping and handling costs are included in cost of goods sold in the accompanying statements of operations in accordance with Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs".

     i)  Income Taxes

     Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

2.    Significant Accounting Policies - Continued

     j)  Fair Value of Financial Instruments

     The carrying values of the Company's financial instruments, consisting of its cash and cash equivalents, related party receivables and accrued liabilities, materially approximated their respective fair values at each balance sheet date due to the immediate or short-term maturity of these financial instruments. The fair value of long-term notes payable is based on current rates at which the Company could borrow funds with similar remaining maturities.

     k)  Concentrations of Credit Risk

     The Company's financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and related party receivables. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits. The Company's management also routinely assesses the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.


     l)  Derivative Financial Instruments

     The Company was not a party to any derivative financial instruments during any of the reported fiscal periods.

     m)  Segment Reporting

     SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," changed the way public companies report information about segments of their business in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statements of operations.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

2.    Significant Accounting Policies - Continued

     n)  Stock-Based Compensation

     The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion ("APB") No. 25 "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123" and interpreted by FASB Interpretation No. ("FIN") 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB 25." This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

     The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company had adopted the cost recognition requirements under SFAS No. 123, are required to be presented.

     As at 31 March 2003, the Company had no stock-based compensation plans nor had it granted options to employees. The Company would account for such grants under the recognition and measurement principles of APB 25, and related Interpretations. No stock-based employee compensation cost is reflected in net loss, as no options had been granted.

     o)  Comprehensive Income

     SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

2.    Significant Accounting Policies - Continued

     p)  Earnings per Share

     The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at 31 March 2003 and 2002. Because the Company has incurred net losses and has no potentially dilutive common shares, basic and diluted loss per share are the same. Additionally, for purposes of calculating diluted loss per share, there were no adjustments to net loss.

     q)  Treasury Stock

     The Company accounts for acquisitions of treasury stock under the cost method. Treasury stock is recorded as a separate component of stockholders' equity at cost, and paid-in capital accounts are not adjusted until the time of sale, retirement or other disposition.

     r)  Software Costs

     The Company's policy is that software development costs related to the product line are charged to expense as incurred in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed".

     Costs for internal use software, whether developed or obtained, are assessed to determine whether they should be capitalized or expensed in accordance with American Institute of Certified Public Accountants' Statement ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Capitalized software costs, if any, will be reflected as fixed assets on the statements of financial condition.

     s)  Interim Financial Information

     The interim financial information for the three month period ended 31 March 2003 is unaudited. In the opinion of management, such statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair representation of the results of the interim period. The results of operations for the three month period ended 31 March 2003 are not necessarily indicative of the results for the entire year.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

2.       Significant Accounting Policies - Continued

     t)  Recently Adopted Accounting Standards

 In June 2001, the FASB issued SFAS No. 141, "Business Combinations". SFAS No. 141 mandates the purchase method of accounting for all business combinations initiated after 30 June 2001. In addition, SFAS No. 141 addresses the accounting for intangible assets and goodwill acquired in business combinations completed after 30 June 2001. The Company adopted SFAS No. 141, as required, with no material impact on its financial statements.

 In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which revises the accounting for purchased goodwill and other intangible assets. Under SFAS No. 142, goodwill and other intangible assets with indefinite lives will no longer be systematically amortized into operating results. Instead, each of these assets will be tested, in the absence of an indicator of possible impairment, at least annually, and upon an indicator of possible impairment, immediately. The Company adopted SFAS No. 142, as required, on 1 January 2002 with no material impact on its financial statements.

 In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 144 was issued to resolve certain implementation issues that had arisen under SFAS No. 121. Under SFAS No. 144, a single uniform accounting model is required to be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and certain additional disclosures are required. The Company adopted SFAS No. 144, as required, with no material impact on its financial statements.

 In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 updates, clarifies and simplifies existing accounting pronouncements, by rescinding SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. Additionally, SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. Finally, SFAS No. 145 also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. The Company adopted the provisions of SFAS No. 145 that amended SFAS No. 13, as required, on 15 May 2002 for transactions occurring after such date with no material impact on its financial statements. The Company adopted the remaining provisions of SFAS No. 145, as required, on 1 January 2003 with no material impact on its financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)


2.       Significant Accounting Policies - Continued

     u)  Recently Issued Accounting Standards Not Yet Adopted (unaudited)


     In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related obligation for its recorded amount or incurs a gain or loss upon settlement. The Company adopted SFAS No. 143, as required, on 1 January 2003 with no material impact on its financial statements.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 was issued to address the financial accounting and reporting for costs associated with exit or disposal activities, unless specifically excluded. SFAS No. 146 requires that a liability for a cost associated with a covered exit or disposal activity be recognized and measured initially at its fair value in the period in which the liability is incurred, except for a liability for one-time termination benefits that is incurred over time. If employees are not required to render service until they are terminated in order to receive the one-time termination benefits or if employees will not be retained to render service beyond the minimum retention period (as dictated by existing law, statute or contract, or in the absence thereof, 60 days), a liability for the termination benefits shall be recognized and measured at its fair value at the communication date. If employees are required to render service until they are terminated in order to receive the one-time termination benefits and will be retained to render service beyond the minimum retention period, a liability for the termination benefits shall be measured initially at the communication date based on the fair value of the liability as of the termination date. The liability shall be recognized ratably over the future service period. SFAS No. 146 also dictates that a liability for costs to terminate an operating lease or other contract before the end of its term shall be recognized and measured at its fair value when the entity terminates the contract in accordance with the contract terms. A liability for costs that will continue to be incurred under a contract for its remaining term without economic benefit to the entity is to be recognized and measured at its fair value when the entity ceases using the right conveyed by the contract. SFAS No. 146 further dictates that a liability for other covered costs associated with an exit or disposal activity be recognized and measured at its fair value in the period in which the liability is incurred. The Company adopted SFAS No. 146, as required, on 1 January 2003 with no material impact on its financial statements.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)


2.       Significant Accounting Policies - Continued

     u)  Recently Issued Accounting Standards Not Yet Adopted (unaudited) - continued

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure". SFAS 148 amends SFAS No. 123, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after 15 December 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after 15 December 2002. The Company adopted SFAS No. 148, as required, on 1 January 2003 with no material impact on its financial statements.

3.   Related Party Balances and Transactions

     a) As at 31 March 2003 the Company has a $145,712 non-interest bearing, due on demand receivable from Bonneville Group AG ("Bonneville"), a Swiss Company with a director and shareholder in common with the Company. Subsequent to period-end, Bonneville was purchased by the Company (Note 7a).


d) As at 31 March 2003 the Company has a $180,216 non-interest bearing, due on demand payable to a director and shareholder of the Company. This amount carries no interest and has no specific repayment terms.


e) During the period ended 31 March 2003, the Company paid to Bonneville, a company with a director and shareholder in common, consulting fees totalling $37,507.

4.    Income Taxes

     The income taxes of the Company are substantially attributable to the operations in Switzerland whose statutory tax rate is 0.5 - 1.5% based on capital and reserves. This is paid on a yearly basis.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)


5.    Rights and Technology

     During the period, the Company purchased, from a related party, the rights to use, exclusively, the digital signature and encryption software. As consideration, the Company issued 3,980,000 common shares. Since this is a related party transaction the right as well as the consideration given up (being the issuance of shares) have been recorded, on the related party's cost basis, which has been deemed to be the nominal value of $1.


6.   Share Capital

     a) At the date of incorporation, the Company issued 100 shares of common stock at Swiss Franc ("CHF") 1,000 each for total consideration of CHF 100,000 or $72,153. On 14 August 2002, the Company's shareholder split the number of shares on a 100 for 1 basis so that a total of 10,000 shares were outstanding. All share information presented in these financial statements reflect the shares on a post split basis.

     b) On 4 October 2002, the Company issued to the sole shareholder a further 12,000 common shares at a subscription price of 10 CHF for a gross amount of $86,584.

     c) During the period, the Company split the number of outstanding shares on a 10 new for 1 old basis.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

7.       Subsequent Events


     a) Subsequent to period-end, the Company purchased, from a related party, a company named Bonneville, incorporated 21 March 1995 in Switzerland, and its wholly-owned subsidiary, SignCubes GMBH, incorporated 14 October 2002 in Germany. As consideration, the Company paid 100,000 CHF (approximately $72,280), that being the nominal share value of Bonneville. As at the date of the acquisition (11 April 2003), the Consolidated Balance Sheet of Bonneville was as follows (unaudited):

Cash and cash equivalents                                                               $             9,918
Third Party receivables                                                                             108,482
Other receivables                                                                                    19,685
Prepaid expenses                                                                                      2,804
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                    140,889
Fixed assets, at net book value                                                                     104,950
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                        $           245,839
                                                                                        --- -----------------
                                                                                        --- -----------------

Bank overdraft                                                                          $             7,022
Accounts payable                                                                                     18,746
Due to related parties                                                                              406,161
Accrued liabilities                                                                                   9,035
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                    440,964
                                                                                        --- -----------------
                                                                                        --- -----------------

Share capital                                                                                        72,280
Legal reserve                                                                                         7,228
Deficit                                                                                            (274,633)
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                                   (195,125)
                                                                                        --- -----------------
                                                                                        --- -----------------
                                                                                        $           245,839
                                                                                        --- -----------------

     The purchase method of accounting has been used and the excess purchase price paid over fair value for identifiable net assets ($267,405) will be allocated directly to deficit as the excess relates to research and development of intangible assets, being rights and software development related to certain parts of the Company's technology that will be for sale.


b) Subsequent to period-end, the Company entered into an agreement, with a third party, to provide marketing and sponsoring consulting. The term of the contract is from May to September 2003 and as consideration the Company shall pay 45,000 CHF (approximately $33,700) over the period.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

7.   Subsequent Events - Continued

     c) Subsequent to period-end, the Company entered into an agreement, with a third party, for the third party to provide project services and supply and install certain multi-level marketing software for the purposes of distributor registration and commission, sales order process and inventory control and management. Total contract budget for this software is 80,000 Pounds Sterling (approximately $133,550) of which $66,775 (unaudited) has been paid subsequent to period-end.

     d) On 25 April 2003, the Company completed a reverse acquisition under a Stock Exchange Agreement ("RTO") with Jure Holdings, Inc. ("Jure"), a publicly traded "shell" company. Jure had 200,000,000 shares authorized and 3,617,084 shares of common stock issued and outstanding (unaudited). Pursuant to the RTO, all of the 4,200,000 issued and outstanding shares of common stock of the Company were exchanged for 42,000,000 shares of Jure, on a 10 to 1 basis.

         Immediately after the RTO, the management of the Company took control of the board and officer positions of Jure, therefore reflecting a change of control. Because the former owners of the Company end up with control of Jure, the transaction would normally be considered a purchase by the Company. However, since Jure is not a business, the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of the Company and the issuance of stock by the Company (represented by the outstanding shares of Jure) for the assets and liabilities of Jure. The value of the net assets of Jure is the same as their historical book value.

         The financial statements in the filings of Jure become those of the Company. In connection with the RTO, Jure intends to change its name to OpenLimit, Inc. Since Jure's continuing operations and balance sheet are insignificant, a pro forma balance sheet at 31 March 2003 and statement of operations for the year then ended are not presented here.

         In connection with the terms of the Merger, subsequent to the RTO, the Company issued 2,000,000 shares of its restricted common stock to a third party as finder's fees.

e) Subsequent to period-end, the Company signed an agreement with T-Systems International GMbH ("T-Systems"), a division of Deutsche Telekom AG, whereby T-Systems will analyze and model the Company's smartcard technology for integration into T-Systems' business. Preliminary budget figures to accomplish this have been estimated at between $175,000 and $330,000.

OpenLimit Holding AG
(A Development Stage Company)
Notes to Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
(Unaudited)

7.   Subsequent Events - Continued

The Company and T-Systems also agreed to specific terms for support and services by T-Systems to the Company, with relation to the Internet Credit Card with digital signature. These terms include commissions based on dollar usage of the smartcards, credit rating service costs, specific credit risk premiums and pre-financing costs.

                               JURE HOLDINGS, INC.

                          (A Development Stage Company)

                             PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                                  31 MARCH 2003

                       Unaudited - Prepared by Management

Jure Holdings, Inc.
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at 31 March 2003
Expressed in U.S. Funds
Unaudited - Prepared by Management

                                                                                      Pro Forma
                                                                                    Adjustments           Pro Forma
                                                                                            and        Consolidated
                                                                                    Eliminating                Jure
                                                          Jure       OpenLimit          Entries           Holdings,
ASSETS                                           Holdings, Inc.      Holding AG        (Note 2)                Inc.
------------------------------------------------ --------------- --- ------------ ---------------- -- ----------------
------------------------------------------------ -- ------------ --- ------------ -- ------------- -- --- ------------
Current
  Cash and cash equivalents                      $         214   $       32,680   $           -       $       32,894
  Due from related parties                              10,424          145,712               -              156,136
  Prepaid expenses                                       1,185              278               -                1,463
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                        11,823          178,670               -              190,493

Rights and Technology                                        -                1               -                    1
Fixed Assets                                               714           38,437               -               39,151
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                 $      12,537   $      217,108   $           -       $      229,645
------------------------------------------------ -- ------------ --- ------------ -- ------------- -- --- ------------


LIABILITIES
------------------------------------------------ -- ------------ --- ------------ -- ------------- -- --- ------------
Current
  Accounts payable                               $       8,251   $       39,429   $           -       $       47,680
  Accrued liabilities                                    2,020           15,519               -               17,539
  Due to related parties                                 1,911          180,216               -              182,127
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                        12,182          235,164               -              247,346
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------


SHAREHOLDERS' EQUITY (DEFICIENCY)
------------------------------------------------ -- ------------ --- ------------ -- ------------- -- --- ------------
Share Capital (Note 1)                                  36,529          158,738         (36,529)
                                                             -                -             355              159,093
Comprehensive Income                                         -            3,623               -                3,623
Additional paid in capital (Note 1)                  2,398,380                -      (2,398,380)                   -
Deficit                                             (2,434,554)        (180,417)      2,434,554             (180,417)
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                           355          (18,056)              -              (17,701)
                                                 -- ------------ --- ------------ -- ------------- -- --- ------------
                                                 $      12,537   $      217,108   $           -       $      229,645
------------------------------------------------ -- ------------ --- ------------ -- ------------- -- --- ------------

                           - See Accompanying Notes -

Jure Holdings, Inc.
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
Unaudited - Prepared by Management

1.   Proposed Arrangement and Basis of Presentation

     The accompanying pro forma consolidated financial statements have been compiled for purposes of inclusion in the 8K filing relating to the acquisition by Jure Holdings, Inc. ("Jure") of all of the shares in the capital of OpenLimit Holding AG ("OpenLimit"), a Swiss Company. As consideration Jure issued 42,000,000 common shares.

     The pro forma consolidated balance sheet should be read in conjunction with the historical financial statements of each entity. The unaudited balance sheet of Jure as at 31 March 2003 and the unaudited balance sheet of OpenLimit as at 31 March 2003 were used in the preparation of the pro forma consolidated balance sheet as at 31 March 2003 and the pro forma consolidated loss per share for the three months ended 31 March 2003.

     Because the former owners of OpenLimit end up with control of Jure, the transaction would normally be considered a purchase by OpenLimit. However, since Jure is not a business, the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of OpenLimit and the issuance of stock by OpenLimit (represented by the outstanding shares of Jure) for the assets and liabilities of Jure. The value of the net assets of Jure is the same as their historical book value, that being $355.

     For the recapitalization, OpenLimit's equity accounts are restated based on the ratio of the exchange of 42,000,000 Jure shares for 4,200,000 OpenLimit shares, which is a 10 for 1 exchange. Thus, each share of Jure is expressed as 10 shares (equivalent to a stock split).

Jure Holdings, Inc.
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
Unaudited - Prepared by Management

1.   Proposed Arrangement and Basis of Presentation - Continued

     OpenLimit's statement of stockholders' equity before accounting for the transaction is as follows:

                                                                                 Deficit
                                                                             Accumulated
                            Common Common During the
                                                     Stock           Stock   Development    Comprehensive
                                                    Shares          Amount         Stage           Income        Total
    ----------------------------------------- -- ----------- -- ----------- -------------- --------------- - ------------
    ----------------------------------------- -- ----------- -- ----------- -- ----------- -- ------------ - ------------
    Common stock issued for cash at CHF                100   $      72,153  $          -   $           -   $    72,153
        1,000 per share - 15 June 2001
    Net income                                           -               -             -               -             -
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
    Balance - 31 December 2001 and 31 March            100          72,153             -               -        72,153
        2002
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
    Common stock split 100 new for 1 old-           10,000          72,153             -               -        72,153
        4 October 2002
    Common stock issued for cash at CHF 10
        per share - 4 October 2002                  12,000          86,584             -               -        86,584
    Net loss                                             -               -       (67,411)              -       (67,411)
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
    Balance - 31 December 2002                      22,000         158,737       (67,411)              -        91,326
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
    Common stock split 10 new for 1 old -          220,000         158,737       (67,411)              -        91,326
        3 February 2003
    Common stock issued for rights and
        technology - 3 February 2003             3,980,000               1             -               -             1
    Net loss                                             -               -      (113,006)              -      (113,006)
    Foreign exchange gain                                -               -             -           3,623         3,623
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
                                                 ----------- -- ----------- -- ----------- -- ------------ - ------------
    Balance - 31 March 2003                      4,200,000   $     158,738  $   (180,417)  $       3,623   $   (18,056)
    ----------------------------------------- -- ----------- -- ----------- -- ----------- -- ------------ - ------------




Jure Holdings, Inc.
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
Unaudited - Prepared by Management

1.   Proposed Arrangement and Basis of Presentation - Continued

     The financial statements in the filings of Jure become those of OpenLimit.
     In addition, Jure is proposing to change its name to OpenLimit, Inc. Thus, the financial statements are still those of OpenLimit. Restated for the transaction, the consolidated equity accounts are as follows:

                                                                              Deficit
                                                                          Accumulated
                            Common Common During the
                                                   Stock          Stock   Development   Comprehensive
                                                  Shares         Amount         Stage          Income         Total
------------------------------------------ -- ----------- -- ----------- -------------- -------------- -- -----------
------------------------------------------ -- ----------- -- ----------- -- ----------- -- ----------- -- -----------
Common stock issued for cash at CHF                  100  $      72,153  $          -   $           -  $     72,153
    1,000 per share - 15 June 2001
Net income                                             -              -             -               -             -
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Balance - 31 December 2001 and 31 March              100         72,153             -               -        72,153
    2002
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Common stock split 100 new for 1 old -            10,000         72,153             -               -        72,153
    4 October 2002
Common stock issued for cash at CHF 10
    per share - 4 October 2002                    12,000         86,584             -               -        86,584
Net loss                                               -              -       (67,411)              -       (67,411)
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Balance - 31 December 2002                        22,000        158,737       (67,411)              -        91,326
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Common stock split 10 new for 1 old -            220,000        158,737       (67,411)              -        91,326
    3 February 2003
Common stock issued for rights and
    technology - 3 February 2003               3,980,000              1             -               -             1
Net loss                                               -              -      (113,006)              -      (113,006)
Foreign exchange gain                                  -              -             -           3,623         3,623
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Balance - 31 March 2003 pre-acquisition        4,200,000        158,738      (180,417)          3,623       (18,056)
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                              ----------- -- ----------- -- ----------- -- ----------- -- -----------
Common stock split 10 new for 1 old -         42,000,000        158,738      (180,417)          3,623       (18,056)
    RE: acquisition of assets of Jure
Acquisition of assets of Jure                  3,617,084            355             -               -           355
                                           -- ----------- -- ----------- -- ----------- -- ----------- -- -----------
                                           -- ----------- -- ----------- -- ----------- -- ----------- -- -----------
Balance - 31 March 2003 post-acquisition      45,617,084  $     159,093  $   (180,417)  $       3,623  $    (17,701)
------------------------------------------ -- ----------- -- ----------- -- ----------- -- ----------- -- -----------

-----------------------------------------------------------------------------------------------------------------------------------

2.   Pro forma adjustments

      The pro forma consolidated balance sheet as at 31 March 2003 has been prepared assuming that the transaction related to the arrangement occurred on 31 March 2003.

      The pro forma consolidated financial statements give effect to the acquisition of Jure (at net book value) and the related elimination of the share capital and deficit of Jure.

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



Jure Holdings, Inc.
(A Development Stage Company)
Notes to Pro Forma Consolidated Financial Statements
31 March 2003
Expressed in U.S. Funds
Unaudited - Prepared by Management

3.   Pro forma Loss Per Share

     Assuming that the arrangement occurred on 1 January 2003 the pro forma loss per share would be as follows:

                                                                                            Loss for the period
Jure Holdings, Inc.                                                                         $            (55,410)
OpenLimit Holding AG                                                                                    (113,006)
                                                                                            ---- -----------------
                                                                                            ---- -----------------
                                                                                            $           (168,416)
                                                                                            ---- -----------------
                                                                                            ---- -----------------

Weighted Average number of shares                                                                     47,617,084
Pro forma loss per share                                                                    $             (0.00)

     The pro forma consolidated loss per share is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at 1 January 2003 and does not purport to be indicative of the effects that may be expected to occur in the future.


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